UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2015

GRAFTECH INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	27-2496053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 300 Park Center I
6100 Oak Tree Boulevard
Independence, Ohio 44131
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 216-676-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Resignation of Previous Independent Registered Public Accounting Firm

As previously announced in the Form 8-K filed by GrafTech International Ltd. (the “Company”) on August 14, 2015, a majority of the Company’s outstanding common stock was acquired by an affiliate of Brookfield Asset Management Inc. (“Brookfield”). As a result of this acquisition by Brookfield, on August 14, 2015 PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm of the Company. PwC’s resignation resulted from its determination that it would no longer satisfy the independence requirement for continuing as the Company’s independent registered public accounting firm. Prior to such acquisition, PwC served as the Company’s independent registered public accounting firm and also provided services to Brookfield. The services provided to Brookfield included services that, under the Sarbanes-Oxley Act of 2002, are considered services that are prohibited services that an independent registered public accounting firm may not provide to an audit client.

The reports of PwC on the financial statements of the Company for the fiscal years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company’s two most recent fiscal years ended December 31, 2014 and 2013 and the subsequent interim period through August 14, 2015, there were no disagreements (as defined in Item 304 of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years. Further, during the Company’s two most recent fiscal years ended December 31, 2014 and 2013 and the subsequent interim period through August 14, 2015, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the above statements. A copy of such letter, dated August 17, 2014, is filed as Exhibit 16.1 to this Form 8-K.

The Company is currently in the process of selecting a replacement independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from PricewaterhouseCoopers LLP addressed to the Securities and Exchange Commission, dated as of August 17, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date:	August 18, 2015	By:	/s/ John D. Moran
John D. Moran
Vice President, General Counsel and Secretary

EXHIBIT INDEX

16.1	Letter from PricewaterhouseCoopers LLP addressed to the Securities and Exchange Commission, dated as of August 17, 2015